UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):  December 7, 2007

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)– Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 7, 2007, the Boards of Directors of UniSource Energy Corporation (UniSource Energy) and Tucson Electric Power Company (TEP) elected two new members, Ramiro Peru and Gregory Pivirotto.  Mr. Peru is an Executive Vice President, Chief Financial Officer and a member of the Board of Directors at Swift Corporation, the holding company for Swift Transportation, a truckload carrier headquartered in Phoenix, Arizona (Swift).  Mr. Pivirotto is the President and Chief Executive Officer of University Medical Center in Tucson, Arizona.  The Corporate Governance and Nominating Committee of the UniSource Energy Board of Directors has determined that Mr. Peru and Mr. Pivirotto qualify as independent directors under rule 303A.02 of the New York Stock Exchange.

Ramiro Peru
Prior to joining Swift in June 2007, Mr. Peru served nearly three decades at Phelps Dodge Corporation (Phelps Dodge), the world’s largest publicly traded copper producer. Mr. Peru rose to the level of Executive Vice President and Chief Financial Officer before leaving Phelps Dodge in March 2007 when the company was sold to Freeport-McMoRan.  He is a member of the Board of Directors of WellPoint, Inc., an Indiana-based health benefits company.

Mr. Peru is active in the Tucson community, serving on the Board of Directors of the University of Arizona Foundation and on the National Board of Advisors of the Eller Graduate School of Management. Mr. Peru graduated from the University of Arizona and is a member of the Tostitos Fiesta Bowl Committee.

Gregory Pivirotto
Mr. Pivirotto is President and Chief Executive Officer of University Medical Center (UMC) in Tucson, Arizona.  Prior to joining UMC in 1988, Mr. Pivirotto was a Senior Audit Manager at Arthur Anderson & Co.  Mr. Pivirotto graduated from the University of Notre Dame and is a Certified Public Accountant.

Mr. Pivirotto serves on the Boards of Directors of UMC and the Donor Network of Arizona.

Director Compensation
As Board members, Mr. Peru and Mr. Pivirotto will receive a $40,000 annual cash retainer and meeting fees of $1,000 per meeting attended. In addition, each director will receive an annual equity compensation amount equal to $45,000 in restricted stock units, which after a one year vesting period will convert to deferred stock units payable one year after retirement or termination of Board service.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 13, 2007	UNISOURCE ENERGY CORPORATION —————————————————— (Registrant) /s/ Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer
Date: December 13, 2007	TUCSON ELECTRIC POWER COMPANY —————————————————— (Registrant) /s/ Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer